DCM Series Trust

                                 DCM GROWTH FUND

                         Supplement dated May 17, 2000
                                       to
                        Prospectus dated October 15, 1999


           Effective June 1, 2000, the DCM Growth Fund will impose a redemption fee equal to 1.00% of the value of Fund shares redeemed within six months of purchase. The references to a redemption fee in the Fee Table on page 7 and under the heading "Shareholder Transaction Expenses" on page 8 of the Prospectus are revised accordingly.

           The expense table on page 8 is also revised as follows:

            1 Year            $178                3 Years           $551

                                   [LOGO]

                               THE DCM GROWTH FUND

                                 A SERIES OF THE
                                DCM SERIES TRUST


                       STATEMENT OF ADDITIONAL INFORMATION
                                October 15, 1999
                                AS SUPPLEMENTED
                                  May 17, 2000




         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the DCM Growth Fund dated October 15, 1999, as amended from time to time, a copy of which may be obtained without charge by calling 1-888-878-2696 or writing to American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788-0132.

                                TABLE OF CONTENTS


INTRODUCTION..............................................................   1
INVESTMENT OBJECTIVE AND POLICIES.........................................   1
TYPES OF SECURITIES AND INVESTMENT TECHNIQUES.............................   3
TRUSTEES AND OFFICERS.....................................................  24
COMPENSATION TABLE........................................................  24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES...........................  25
INVESTMENT ADVISORY AND OTHER SERVICES....................................  25
SHAREHOLDER SERVICING AND DISTRIBUTION PLAN...............................  27
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE........................  29
PERFORMANCE INFORMATION...................................................  31
TAX STATUS................................................................  33
NET ASSET VALUE...........................................................  38
CAPITAL STRUCTURE.........................................................  39
SHAREHOLDER AND TRUSTEE LIABILITY.........................................  40
HOW TO BUY AND SELL SHARES................................................  41
SERVICE PROVIDERS.........................................................  42
FINANCIAL STATEMENTS...................................................... F-1

APPENDIX - A: GLOSSARY OF INVESTMENT TERMS................................ A-1
APPENDIX - B: RATINGS OF INVESTMENT SECURITIES............................ B-1

                                  INTRODUCTION

         The DCM Growth Fund ("Fund") is a series of the DCM Series Trust (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. The Trust is a Massachusetts business trust formed on August 5, 1999. As of the date of this Statement of Additional Information ("SAI"), the Fund is the only series of the Trust.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a non-diversified fund that seeks long-term growth of capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy. As fundamental policies, the Fund may not:

                  (1) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

                  (2) Invest directly in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

                  (3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

                  (4) Lend any security or make any other loan if, as a result, more than 25% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

                  (5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

                  (6) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (7) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. The Fund will not purchase securities while its borrowings exceed 5% of the Fund's total assets.

          In addition, as a fundamental policy, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to 50% of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

ADDITIONAL INVESTMENT RESTRICTIONS

          The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

         (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guaranteed positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         (e) The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper issued in reliance on Section 4(2) of the Securities Act of 1933, as amended, ("Section 4(2) Commercial Paper"). Accordingly, such securities may not be subject to the foregoing limitation.

         (f) The Fund may not invest in companies for the purpose of exercising control of management.

         For purposes of the Fund's investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single-class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").

         Except as otherwise noted herein and in the Fund's Prospectus, the Fund's investment objectives and policies may be changed by a vote of the Trustees without a vote of shareholders.


                  TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS

         The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. Derby Capital Management, the Fund's investment adviser (the "Adviser") will take reasonable steps to bring the Fund into compliance with this policy if the level of illiquid investments were to exceed 15%. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A Securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities which are freely tradable under Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such 144A Securities.

         See Appendix A for risks associated with certain other investments.

         The Trustees have authorized the Adviser to make liquidity determinations with respect to its securities, including Rule 144A Securities and Section 4(2) Commercial Paper. Under the guidelines established by the Trustees, the Adviser will consider the following factors: (1) the frequency of trades and quoted prices for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and
(4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of Section 4(2) Commercial Paper, the Adviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

ZERO COUPON, STEP COUPON SECURITIES AND PAY-IN-KIND

         The Fund may invest up to 5% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value and they do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. As a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds to its shareholders. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount payments, in some years the fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

         The Fund may invest up to 5% of its total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

         Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

         Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

         Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and that the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

OTHER INCOME-PRODUCING SECURITIES

         Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

         Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

         Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

         Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its net assets in inverse floaters.

         The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the portfolio.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

         The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

         Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

         The Fund's primary purpose in entering into futures contracts is to protect it from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract would increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

         Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be adversely affected by entering into such contracts if the portfolio manager's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

         The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly such Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

         Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

         Options on Futures Contracts. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

         The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

         Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

         The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

         These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

         While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

         Options on Foreign Currencies. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

         The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Options on Securities. The Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

         The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

         The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

         The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardizing swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

      - the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

      - imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;

      - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

      - inability to close out certain hedged positions to avoid adverse tax consequences;

      - the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

      - leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

      - particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit it, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect. When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

SHORT SALES

         The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future, without the payment of additional cost. The Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

DEPOSITARY RECEIPTS

         The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or "collateral." The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities decline before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK SECURITIES

         The Fund may invest up to 5% of its total assets in debt securities that are rated below investment grade (i.e., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower-rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The Fund will not purchase debt securities rated lower than "CCC-" by Standard & Poor's or "Caa" by Moody's. The Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the stated limit for investments in high-yield investments by the Fund unless the portfolio manager deems such securities to be the equivalent of investment grade securities.

         Financial and Market Risks. Investments in high-yield/high risk securities involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. High-yield securities are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

         Disposition of High Yield/High Risk Securities. Although the Fund generally will purchase securities for which the portfolio manager expects an active market to be maintained, high-yield/high-risk securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

         Credit Risk. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

GENERAL CHARACTERISTICS OF FOREIGN SECURITIES

         Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund may be subject to greater price fluctuation than securities of U.S. companies.

         Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

         To a limited extent, the Fund may purchase securities of other investment companies. The Adviser does not expect the Fund to invest more than 10% of its total assets in shares issued by other investment companies and, in no instance, will such investments exceed the levels permitted under the 1940 Act. The Adviser anticipates investing in shares of other investment companies primarily as a means to invest cash in funds consisting of short-term money market instruments and U.S. government securities. To the extent that the Fund invests in other investment companies, the Fund may incur duplicate investment advisory and other fees.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below.

                                            POSITIONS HELD                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                       WITH THE FUND                       DURING THE PAST FIVE YEARS
- ---------------------                       -------------                       --------------------------
Mark Alan Derby, 39                     Trustee and President                   Vice President, Derby and
7 Wells Avenue                                                                  Company, Inc.
Newton, MA  02459

Jonathan Jay Derby, 35                  Trustee and Vice President              Vice President and Legal
7 Wells Avenue                                                                  counsel, Derby and
Newton, MA  02459                                                               Company, Inc.


Stuart N. Cole, Esq., 39                Trustee                                 Partner in the law firm of
1172 Beacon Street                                                              Barr & Cole, Chief Executive
Newton, MA 02461                                                                Officer of County Mortgage
                                                                                Trust, Partner and founder
                                                                                of H&S Investments, President of
                                                                                Washington Realty, Inc.

Ronald L. Cooper, D.M.D., 51            Trustee                                 Partner of Cooper and Spiller,
22 Wabanaki Way                                                                 P.C. Board member, Massachusetts
Andover, MA 01810                                                               Dental Society Board of
                                                                                Legislation. Past president,
                                                                                Second New England Study Club
                                                                                of Dentistry. Member, the
                                                                                Massachusetts Dental Society.

Stephen Dephoure, 57                    Trustee                                 Managed D4 Film Studios, Inc.
749 Charles River Street                                                        for over 27 years. Principal
Needham, MA 02492                                                               of Dephoure & Company.





                               COMPENSATION TABLE


         The Trust pays no salaries or compensation to any of its officers. The Fund will pay an annual trustee's fee of $2,000 to each Trustee who is not affiliated with the Adviser or American Data Services, Inc. The following table estimates the amount of compensation to be paid by the Trust during its fiscal year ended December 31, 1999 to the persons who are to serve as Trustees during such period:


                                                       PENSION OR                                   TOTAL COMPENSATION
                                ESTIMATED          RETIREMENT BENEFITS      ESTIMATED ANNUAL        FROM THE TRUST AND
   NAME OF PERSON AND          COMPENSATION        ACCRUED AS PART OF         BENEFITS UPON         FUND COMPLEX PAID
        POSITION             FROM THE TRUST*          FUND EXPENSES            RETIREMENT               TO TRUSTEE
        --------             --------------           -------------            ----------               ----------
Mark A. Derby                  $     0                    None                    None                   $    0
Trustee,
Vice-President

Jonathan J. Derby              $     0                    None                    None                   $    0
Trustee,
Vice-President

Stuart N. Cole, Esq.           $ 2,000                    None                    None                   $2,000
Trustee


Ronald L. Cooper D.M.D.        $ 2,000                    None                    None                   $2,000
Trustee

Stephen Dephoure               $ 2,000                    None                    None                   $2,000
Trustee




- ----------------------

* The estimated compensation information is furnished for the fiscal year ended December 31, 1999.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES


         As of October 12, 1999, Derby Capital Management owns 100% of the initial outstanding shares of the Fund, and no officer or Trustee of the Trust directly owns any shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Advisory Agreement. The Adviser of the Fund is Derby Capital Management. Under the terms of the Advisory Agreement, the Adviser furnishes overall investment management for the Fund, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Fund's securities transactions and provides periodic and special reports to the Board of Trustees as required.

         For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 1.00% of average daily net assets.

         The Investment Advisory Agreement, which was approved by the shareholders of the Trust, will continue in effect for a period of two years from its effective date, unless a period of shorter duration is agreed to by the Trust and the Adviser. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Trustees. The Advisory Agreement is terminable by vote of the Board of Trustees, by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Adviser may also terminate its advisory relationship with the Fund without penalty on 90 days' written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

ADMINISTRATOR

         The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.

         Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Trustees.

         The Administrative Service Agreement is terminable by the Board of Trustees of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus.

         The Administrator, pursuant to the Administrative Service Agreement, provides the Fund with all accounting services, including, without limitation:
(i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.

         In return for providing the Fund with all accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         Firstar Bank, National Association (the "Custodian") serves as custodian for the Fund's cash and securities. Pursuant to a Custody Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Administrator, also acts as the Fund's transfer and dividend agent.

DISTRIBUTION AGREEMENT

         Pursuant to an Underwriting Agreement, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.


                              PLAN OF DISTRIBUTION

         The Fund has adopted a Plan of Distribution (the "Plan"), which was reviewed and approved by a majority of the disinterested Trustees of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will reimburse the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

         Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

         The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Fund; to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (ii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.

         Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

         In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

OTHER EXPENSES

         The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of the Fund before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

         U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

         In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser will select broker-dealers including, the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

         As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                             PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                       1/n
                                     -----
                              T =   (ERV/P)-1

         Where:

         T = average annual total return
         P = a hypothetical initial investment of $1,000 n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, and the Russell 2000 Index.

         From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of the Fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500 Index.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S.
government and offer a fixed rate of return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                   TAX STATUS

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

         Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Options, Futures and Foreign Currency Forward Contracts; Straddles. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options, and forward contracts.

         Certain transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

         Currency Fluctuations--"Section 988" Gains or Losses. The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of the Fund's investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if a fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

         Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable mid-term or long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         Disposition of Shares. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder's basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         Backup Withholding. The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Other Taxation. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

         Shares are purchased at their net asset value per share. The Fund calculates its net asset value (NAV) as follows:

                NAV =  (Value of Fund Assets) -  (Fund Liabilities)
                       ---------------------------------------------
                               Number of Outstanding Shares

Net asset value is determined as of the end of trading hours on the NYSE (currently 4:00 p.m. New York City time) on days that the NYSE is open.


         A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on NASDAQ. If no sale is reported at that time the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available, the Fund's investments are valued at fair value as determined by management and approved in good faith by the Trustees pursuant to guidelines adopted by the Fund. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Trustees subject to review and determination of the appropriate price by the Adviser, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.


         Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Trustees.

         For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Trustees.


                                CAPITAL STRUCTURE

         The Trust's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. The Trustees may, however, establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Each share of the Fund represents an equal proportionate interest in the assets of the Fund. Upon liquidation of the Trust, shareholders of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.

         The Declaration of Trust authorizes the Trustees, with shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.


                        SHAREHOLDER AND TRUSTEE LIABILITY

         As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated August 5, 1999, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust or any series of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself will be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


                           HOW TO BUY AND SELL SHARES

PURCHASE OF SHARES

         Shares of the Fund may be purchased at the net asset value per share next determined, after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The Fund's minimum initial investment is $2,500 (except for retirement accounts for which the minimum initial investment is $1,000 and for gifts to minors accounts for which the minimum initial investment is $500) and the minimum subsequent investment is $100, $50 for gifts to minors accounts and for automatic investment plan investments.

REDEMPTION OF SHARES

         Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed and refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

         Effective June 1, 2000, the Fund will impose a redemption fee equal to 1.00% of the value of Fund shares redeemed within six months of purchase.

         Share purchases and redemptions are governed by Massachusetts law.



                                SERVICE PROVIDERS

INVESTMENT ADVISER

Derby Capital Management, 7 Wells Avenue, Newton, MA  02459

ADMINISTRATOR

American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788-0132

COUNSEL

Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, MA  02109

CUSTODIAN

Firstar Bank, National Association, 425 Walnut Street, Cincinnati, OH, 45202

INDEPENDENT ACCOUNTS

Vitale, Caturano and Company, 210 Commercial Street, Boston, MA, 02109

TRANSFER AND DIVIDEND DISBURSING AGENT

American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788-0132